Rule 497(e)
                                                                  333-00935

                              THE LOU HOLLAND TRUST

                                   GROWTH FUND

                      Supplement, dated September 11, 2000,
                      to the Prospectus, dated May 1, 2000

         Effective September 11, 2000, the Growth Fund lowered both its minimum initial investment and its minimum account size to $250. Previously, the Growth Fund required initial investments and account sizes to be no less than $2,000. Accordingly, on page 9 of the Prospectus for the Growth Fund, under the heading "How to Purchase Shares", the first sentence should read: "The initial minimum investment for the Growth Fund is $250." And, on page 16, the paragraph under the heading "How to Redeem Shares: Minimum Account Size" should read as follows:
"Due to the relatively high cost of maintaining accounts, the Trust reserves the right to redeem shares in any account if, as a result of the redemptions, the value of that account drops below $250. A shareholder is allowed at least sixty
(60) days, after written notice by the Trust, to make an additional investment to bring the account value up to at least $250 before the redemption is processed."

         Also effective September 11, 2000, the Growth Fund will no longer impose a minimum purchase amount on subsequent investments, except in the case of subsequent investments made through an Automatic Investment Plan, which continue to be $50 per transaction, as described on page 12 of the Prospectus. Accordingly, on page 9 of the Prospectus, please disregard the first sentence under the heading "How to Purchase Shares: Subsequent Investments", which reads:
"The minimum subsequent investment for the Growth Fund is $250."

         Please retain this Supplement along with your Prospectus for future reference. If you would like to speak with a Growth Fund representative or request an additional Prospectus, please call us at 1-800-295-9779 or e-mail us at info@hollandcap.com. The construction of our Web site at www.hollandcap.com is expected to be completed by year end.